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                                                                   EXHIBIT 21.1


                         SUBSIDIARIES OF THE REGISTRANT


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Name                                                                       Assumed Names                     State of
                                                                                                          Incorporation
                                                                                                                or
                                                                                                           Organization

ARC Burrstone Center, L.P.                                                                                   Delaware
ARC Development Corporation                                                                                 Tennessee
ARC Dry Creek, Inc.                                                                                         Tennessee
ARC Financial Services Corporation                                                                          Tennessee
ARC Kentucky, LLC                                                ARC Kentucky/Louisville, LLC (KY)          Tennessee
ARC New Hartford, Inc.                                                                                      Tennessee
ARC of Bellingham, L.P.                                                                                     Tennessee
ARC of Georgia, LLC                                                                                         Tennessee
ARC of Seattle, Westlake, LLC                                                                               Tennessee
ARC Worcester Center, L.P.                                 ARC Worcester Center Limited Partnership (MA)    Tennessee
Ambulatory Resource Centres Investment Company, Inc.                                                        Washington
Ambulatory Resource Centres of Florida, Inc.                                                                 Florida
Ambulatory Resource Centres of Massachusetts, Inc.                                                          Tennessee
Ambulatory Resource Centres of Texas, Inc.                                                                  Tennessee
Ambulatory Resource Centres of Washington, Inc.                                                             Tennessee
Ambulatory Resource Centres of Wilmington, Inc.                                                             Tennessee
Ambulatory Surgery Center of Cool Springs, LLC                                                              Tennessee
Ambulatory Surgery Center of Worcester, LLC                                                                  Delaware
Bayside Endoscopy Center, LLC                                                                              Rhode Island
Central Austin Ambulatory Surgery Center, L.P.                                                              Tennessee
CMMP Surgical Center, L.L.C.                                                                                 Missouri
DeLand Surgery Center, Ltd.                                         DeLand Surgery Center (FL)               Florida
Dry Creek Imaging, LLC                                                                                       Delaware
Dry Creek Surgery Center, LLC                                                                                Colorado
East Houston Surgery Center, Ltd.                                                                             Texas
Erie Imaging, LLC                                                                                            Delaware
HMFW Surgery Center, L.P.                                                                                     Texas
Houston PSC, L.P.                                             Physicians SurgiCenter of Houston (TX)          Texas
Houston PSC - I, Inc.                                                                                         Texas
Jacksonville Beach Surgery Center,L.P.                        Jacksonville Beach Surgery Center (FL)        Tennessee
Lakeside Women's Center of Oklahoma City, LLC                                                                Oklahoma
Largo Endoscopy Center, L.P.                                  Tampa Bay Regional Surgery Center (FL)        Tennessee
Largo Surgery, LLC                                                 West Bay Surgery Center (FL)              Florida
Lubbock SurgiCenter, Inc.                                                                                     Texas
Maury Regional Medical Center, LLC                                                                          Tennessee
MediSphere Health Partners Management of Tennessee, Inc.                                                    Tennessee
MediSphere Health Partners - Oklahoma City, Inc.                                                            Tennessee
NSC Edmond, Inc.                                                                                             Oklahoma
Northeast Baptist Surgery Center, LLC                                                                         Texas
NorthStar Surgical Center, L.P.                                                                               Texas
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
Orlando Surgery Center II, Ltd.                                     Orlando Surgery Center (FL)              Florida
Orlando Surgery Center Real Estate Partnership, Ltd.                                                         Florida
Orthopaedic Surgery Center of Asheville, L.P.                                                               Tennessee
PSC Development Company, LLC                                                                                 Delaware
PSC Operating Company, LLC                                                                                   Delaware
PSC of New York, L.L.C.                                                                                      Delaware
Physicians of Edmond, LLP                                                                                    Oklahoma
Physicians Surgery Center, LLC                                 Lee Island Coast Surgery Center (FL)          Delaware
Physicians Surgical Care, Inc.                                                                               Delaware
Physicians Surgical Care Management, Inc.                                                                    Delaware
Physicians Surgical Specialty Hospital, LLC                                                                 Louisiana
Premier Ambulatory Surgery of Duncanville, Inc.                                                              Delaware
SARC/Asheville, Inc.                                                                                        Tennessee
SARC/Circleville, Inc.                                                                                      Tennessee
SARC/Columbia, Inc.                                                                                         Tennessee
SARC/DeLand, Inc.                                                                                           Tennessee
SARC/Ft. Myers, Inc.                                                                                        Tennessee
SARC/FW, Inc.                                                                                               Tennessee
SARC/Georgia, Inc.                                                                                          Tennessee
SARC/Jacksonville, Inc.                                                                                     Tennessee
SARC/Knoxville, Inc.                                                                                        Tennessee
SARC/Largo, Inc.                                                                                            Tennessee
SARC/Largo Endoscopy, Inc.                                                                                  Tennessee
SARC/Metairie, Inc.                                                                                         Tennessee
SARC/Providence, Inc.                                                                                       Tennessee
SARC/San Antonio, LLC                                                                                       Tennessee
SARC/Vincennes, Inc.                                                                                        Tennessee
SARC/West Houston, LLC                                                                                      Tennessee
SARC/Worcester, Inc.                                                                                        Tennessee
SI/Dry Creek, Inc                                                                                           Tennessee
SI/Erie, Inc.                                                                                               Tennessee
South Shore Operating Company, L.L.C.                                                                        Delaware
Surgery Center of Duncanville, L.P.                                                                           Texas
Surgery Center of Edmond, LLC                                                                                Oklahoma
SurgiCare of Deland, Inc.                                                                                    Florida
Symbion Ambulatory Resource Centres, Inc.                                                                   Tennessee
SymbionARC Management Services, Inc.                                                                        Tennessee
Symbion Imaging, Inc.                                                                                       Tennessee
The Hand Surgery Center of Louisiana, L.P.                                                                  Tennessee
The Surgery Center, LLC                                                                                      Georgia
The Surgery Center of Ocala, LLC                                                                            Tennessee
Texarkana Surgery Center GP, Inc.                                                                             Texas
Texarkana Surgery Center, L.P.                                                                               Delaware
Townsend Pelias, Ltd.                                        Physicians Ambulatory Surgery Center (OH)         Ohio
UniPhy Healthcare of Johnson City VI, Inc.                                                                  Tennessee
UniPhy Healthcare of Louisville, Inc.                                                                       Tennessee
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
UniPhy Healthcare of Memphis I, Inc.                                                                        Tennessee
UniPhy Healthcare of Memphis III, Inc.                                                                      Tennessee
UniPhy Healthcare of Memphis IV, Inc.                                                                       Tennessee
University Ambulatory Surgical Center                                                                       Tennessee
Village SurgiCenter, Inc.                                                                                    Delaware
Village SurgiCenter, Limited Partnership                                                                     Delaware
Vincennes Surgery Center, L.P.                                                                               Delaware
Wilmington Surgery Center, L.P.                                                                             Tennessee
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